INTERIM SHORT TERM FACILITY EXTENSION AMENDMENT
(September, 2001)

        THIS SHORT TERM FACILITY EXTENSION AMENDMENT (the “Amendment”) is made and dated as of the 19th day of September, 2001 by and among COUNTRYWIDE HOME LOANS, INC. (the “Company”), COUNTRYWIDE CREDIT INDUSTRIES, INC. (the “Parent”), the undersigned financial institutions constituting the Short Term Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) the Revolving Credit Agreement described below, and BANKERS TRUST COMPANY, as Credit Agent (in such capacity, the “Credit Agent”).

RECITALS

        A. Pursuant to that certain Revolving Credit Agreement dated as of September 24, 1997 by and among the Company, the Lenders party thereto, including, without limitation, the Short Term Lenders, the Credit Agent and others (as amended, extended and replaced from time to time, the “Revolving Credit Agreement”), the Short Term Lenders agreed to extend credit to the Company in the form of a 364-day revolving credit facility.

        B. The Company has requested that the Short Term Lenders agree to extend the Short Term Facility Maturity Date and the Short Term Lenders have agreed to do so on the terms and subject to the conditions set forth herein.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

        1.   Interim Extension of Current Short Term Facility Maturity Date. To reflect the agreement of the Short Term Lenders to extend the current Short Term Facility Maturity Date on an interim basis, effective as of the Amendment Effective Date (as defined in Paragraph 5 below), the definition of “Short Term Facility Maturity Date” set forth in the Glossary attached to the Revolving Credit Agreement is hereby amended to delete the date “September 19, 2001” appearing therein and to replace the same with the date “October 15, 2001".

        2.   Extension of Short Term Facility Fee Letter. To reflect the agreement of the Company to continue to pay to the Short Term Lenders a facility fee during the period from the current Short Term Facility Maturity Date to the Short Term Facility Maturity Date as extended hereunder, the Company hereby reaffirms the Short Term Facility Fee Letter dated as of September 24, 1997 and agrees that the “Short Term Facility Maturity Date” referred to therein shall mean the Short Term Facility Maturity Date as extended hereunder.

        3.   Reaffirmation of Loan Documents. The Company hereby affirms and agrees that: (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Credit Agent, the Lenders or any other Person under the Revolving Credit Agreement or any other Credit Document, (b) the term “Obligations” as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Revolving Credit Agreement as amended hereby and the other Credit Documents remain in full force and effect.

        4.   Reaffirmation of Guaranty and Subordination Agreement. The Parent hereby affirms and agrees that: (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Parent or the rights of the Credit Agent, the Lenders or any other Person under the Guaranty, the Subordination Agreement or any other document or instrument made or given by the Parent in connection therewith, (b) the term “Obligations” as used in the Guaranty and the Subordination Agreement includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Guaranty and the Subordination Agreement remain in full force and effect.

         5.   Amendment Effective Date. This Amendment shall be effective as of the day and year first above written upon the date (the "Amendment Effective Date") that there has been delivered to the Credit Agent:

                    (a)   A copy of this Amendment, duly executed by the Company, the Parent, the Credit Agent and each Short Term Lender; and

                    (b)    From the Company and the Parent, such corporate resolutions, incumbency certificates and other authorizing documentation as the Credit Agent may request.

As required pursuant to Paragraph 13(b) of the Revolving Credit Agreement, following the Amendment Effective Date the Credit Agent shall provide a copy of this Amendment to all parties to the Credit Documents.

         6.   Representations and Warranties. The Company and the Parent hereby represent and warrant to the Credit Agent and each of the Short Term Lenders that at the date hereof and at and as of the Amendment Effective Date:

                    (a)   Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

                    (b)   Both prior to and after giving effect hereto: (1) the representations and warranties of the Company and the Parent contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

         7.   No Other Amendment. Except as expressly amended hereby, the Credit Documents shall remain in full force and effect as written and amended to date.

         8.   Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[Signature Pages Following]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                             COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation

                                             By
                                                ----------------------------------------------------------
                                             Name
                                                  --------------------------------------------------------
                                             Title
                                                   -------------------------------------------------------

                                             COUNTRYWIDE CREDIT INDUSTRIES, INC.,
                                             a Delaware corporation

                                             By
                                                ----------------------------------------------------------
                                             Name
                                                  --------------------------------------------------------
                                             Title
                                                   -------------------------------------------------------

                                             BANKERS TRUST COMPANY,
                                             as Credit Agent

                                             By
                                                ----------------------------------------------------------
                                             Name
                                                  --------------------------------------------------------
                                             Title
                                                   -------------------------------------------------------

                                             BANCO DI NAPOLI S.p.A., NEW YORK BRANCH, as a Short Term Lender

                                             By
                                                ----------------------------------------------------------
                                             Name
                                                  --------------------------------------------------------
                                             Title
                                                   -------------------------------------------------------

                                             By
                                                ----------------------------------------------------------
                                             Name
                                                  --------------------------------------------------------
                                             Title _______________________________________________________

                                             BANCA DI ROMA, SAN FRANCISCO BRANCH, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________

                                             BANK OF AMERICA, N.A., as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             THE BANK OF NEW YORK, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             BANK ONE, NA, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             BANKERS TRUST COMPANY, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             BNP PARIBAS, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             BARCLAYS BANK PLC, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH, as a
                                             Short Term Lender

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title _______________________________________________________

                                             CANADIAN IMPERIAL BANK OF COMMERCE, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             THE CHASE MANHATTAN BANK, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK AND GRAND CAYMAN
                                             BRANCHES, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             FIRSTAR, NATIONAL ASSOCIATION, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             FIRST UNION NATIONAL BANK, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             THE FUJI BANK, LIMITED, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             LASALLE BANK, NATIONAL ASSOCIATION, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             LLOYDS TSB BANK PLC, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title ________________________________________

                                             By __________________________________________________________
                                             Name ________________________________________________________
                                             Title ________________________________________

                                             MELLON BANK, N.A., as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH AND/OR
                                             CAYMAN ISLANDS BRANCH, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             ROYAL BANK OF CANADA, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             SUMITOMO MITSUI BANKING CORP., as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
                                                   -------------------------------------------------------

                                             UNION BANK OF CALIFORNIA, N.A., as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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                                             WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN
                                             ISLANDS BRANCH, as a Short Term Lender

                                             By __________________________________________________________
                                                ----------------------------------------------------------
                                             Name ________________________________________________________
                                                  --------------------------------------------------------
                                             Title _______________________________________________________
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